Exhibit 10(f)

                          MORTGAGE, SECURITY AGREEMENT,
                          ASSIGNMENT OF LEASES AND RENTS
                             AND FIXTURE FILING

      THIS MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS AND FIXTURE FILING is dated as of April 24, 2000 (this "Instrument"), by the Mortgagor, WESTERBEKE CORPORATION, a Delaware corporation, whose address is Avon Industrial Park, Avon, MA 02322 ("Borrower"), in favor of and for the benefit of the Mortgagee, GE CAPITAL PUBLIC FINANCE, INC., a Delaware corporation, whose address is Suite 470, 8400 Normandale Lake Boulevard, Minneapolis, MN 55437 ("Lender").

      Borrower, in consideration of the indebtedness herein recited, irrevocably grants, conveys, mortgages and assigns, with mortgage covenants, to Lender, all of Borrower's estate, right, title and interest, now owned or hereafter acquired, including any reversion or remainder interest, in the real property located in the Town of Taunton, County of Bristol, Commonwealth of Massachusetts described on Exhibit A attached hereto and incorporated herein including all heretofore or hereafter vacated alleys and streets abutting the property, and all easements, rights, appurtenances, tenements, hereditaments, rents, royalties, mineral, oil and gas rights and profits, water, water rights, and water stock appurtenant to the property (collectively "Premises");

      TOGETHER with all of Borrower's estate, right, title and interest, now owned or hereafter acquired, in:

            (a) all buildings, structures, improvements, parking areas, landscaping and fixtures now or hereafter erected on, attached to, or used or adapted for use in the operation of the Premises; including but without being limited to, all heating, air conditioning and incinerating apparatus and equipment; all boilers, engines, motors, dynamos, generating equipment, piping and plumbing fixtures, water heaters, ranges, cooking apparatus and mechanical kitchen equipment, refrigerators, freezers, cooling, ventilating, sprinkling and vacuum cleaning systems, fire extinguishing apparatus, gas and electric fixtures, carpeting, floor coverings, underpadding, elevators, escalators, partitions, mantels, built-in mirrors, window shades, blinds, draperies, screens, storm sash, awnings, signs, furnishings of public spaces, halls and lobbies, and shrubbery and plants, and including also all interest of any owner of the Premises in any of such items hereafter at any time acquired under conditional sale contract, chattel mortgage or other title retaining or security instrument, all of which property mentioned in this clause (a) shall be deemed part of the realty covered by this Instrument and not severable wholly or in part without material injury to the freehold of the Premises (all of the foregoing together with replacements and additions thereto are referred to herein as "Improvements"); and

            (b) all compensation, awards, damages, rights of action and proceeds, including interest thereon and/or the proceeds of any policies of insurance therefor, arising out of or relating to a (i) taking or damaging of the Premises or Improvements thereon by reason of any public or private improvement, condemnation proceeding (including change of grade), sale or transfer in lieu of condemnation, or fire, earthquake or other casualty, or (ii) any injury to or decrease in the value of the Premises or the Improvements for any reason whatsoever;

            (c) return premiums or other payments upon any insurance any time provided for the benefit of or naming Lender, and refunds or rebates of taxes or assessments on the Premises;

            (d) all the right, title and interest of Borrower in, to and under all written and oral leases and rental agreements (including extensions, renewals and subleases; all of the foregoing shall be referred to collectively herein as the "Leases") now or hereafter affecting the Premises including, without limitation, all rents, issues, profits and other revenues and income therefrom and from the renting, leasing or bailment of Improvements and equipment, all guaranties of tenants' performance under the Leases, and all rights and claims of any kind that Borrower may have against any tenant under the Leases or in connection with the termination or rejection of the Leases in a bankruptcy or insolvency proceeding; and the leasehold estate in the event this Instrument is on a leasehold;

            (e) plans, specifications, contracts and agreements relating to the design or construction of the Improvements; Borrower's rights under any payment, performance, or other bond in connection with the design or construction of the Improvements; all landscaping and construction materials, supplies, and equipment used or to be used or consumed in connection with construction of the Improvements, whether stored on the Premises or at some other location; and contracts, agreements, and purchase orders with contractors, subcontractors, suppliers, and materialmen incidental to the design or construction of the Improvements;

            (f) all contracts, accounts, rights, claims or causes of action pertaining to the construction of or modifications to the Premises or the Improvements, now or hereafter in existence, intended by the obligor thereof to provide Borrower with proceeds to satisfy the loan evidenced hereby or improve the Premises or Improvements, and the right to receive all proceeds due under such commitments or agreements including refundable deposits and fees;

            (g) all books, records, surveys, reports and other documents related to the Premises, the Improvements, the Leases, or other items of collateral described herein; and

            (h) all additions, accessions, replacements, substitutions, proceeds and products of the real and personal property, tangible and intangible, described herein.

      The Premises, the Improvements, the Leases and all of the rest of the foregoing property are herein referred to as the "Property."

      Borrower covenants and agrees with Lender that this Instrument is upon the STATUTORY CONDITION, for any breach of which, or for any breach of any other of the covenants, conditions, agreements and obligations of Borrower herein or in the other Loan Documents contained, or upon the occurrence of any event specified as a default in this Instrument, or if the whole of the principal sum and the interest shall become due, at the option of Lender, Lender shall have the STATUTORY POWER OF SALE and, with respect to any personal property included in the Property, shall have all rights and remedies of a secured party under the Uniform Commercial Code as enacted in Massachusetts and/or may include the same as part of the Property or any portion or unit thereof at any foreclosure sale or sales pursuant thereto.

      TO SECURE TO Lender (a) the repayment of the indebtedness in the original principal amount of $4,600,000 as evidenced by the Loan Agreement (Real Estate) dated as of April 24, 2000 by and among Borrower, 150 John Hancock, L.L.P. ("Hancock"), Lender and Massachusetts Development Finance Agency ("Issuer") (the "Real Estate Loan Agreement"), with interest thereon as set forth in the Real Estate Loan Agreement and having a final scheduled maturity date of April 25, 2015; (b) the repayment of the indebtedness in the original principal amount of $400,000 as evidenced by the Loan Agreement (Equipment) dated as of April 24, 2000 by and among Borrower, Lender and Issuer (the "Equipment Loan Agreement"), with interest thereon as set forth in the Equipment Loan Agreement and having a final scheduled maturity date of April 25, 2007 (the Real Estate Loan Agreement and the Equipment Loan Agreement are collectively referred to herein as the "Loan Agreements"); (c) the repayment of any future advances, with interest thereon, made by Lender to Borrower pursuant to Section 27 hereof (the "Future Advances"); (d) the payment of all other sums, with interest thereon, advanced in accordance herewith to protect the security of this Instrument or to fulfill any of Borrower's obligations hereunder or under the other Loan Documents (as defined below); (e) the performance of the covenants and agreements of Borrower contained herein or in the other Loan Documents; and (f) the repayment of all sums now or hereafter owing to Lender by Borrower pursuant to any instrument which recites that it is secured hereby. The indebtedness and obligations described in clauses (a)-
(f) above are collectively referred to herein as the "Indebtedness." The Loan Agreements, this Instrument, and all other documents evidencing, securing or guarantying the Indebtedness (except any Certificate and Indemnity Agreement Regarding Hazardous Substances), as the same may be modified or amended from time to time, are referred to herein as the "Loan Documents." The terms of the Loan Agreements secured hereby may provide that the interest rate or payment terms or balance due may be indexed, adjusted, renewed, or renegotiated from time to time, and this Instrument shall continue to secure the Loan Agreements notwithstanding any such indexing, adjustment, renewal or renegotiation.

      Borrower represents and warrants that Borrower has good, marketable and insurable title to, and the right to grant, convey and assign an indefeasible fee simple estate in, the Premises, Improvements, rents and leases (or, if this Instrument is on a leasehold, good, marketable and insurable title to, and the right to convey the leasehold estate and that the ground lease is in full force and effect without modification except as noted above and without default on the part of either lessor or lessee thereunder), and the right to convey the other Property, that the Property is unencumbered except as disclosed in writing to and approved by Lender prior to the date hereof, and that Borrower will warrant and forever defend unto Lender the title to the Property against all claims and demands, subject only to the permitted exceptions set forth in Exhibit H to the Real Estate Loan Agreement.

      Borrower represents, warrants, covenants and agrees for the benefit of Lender as follows:

      Section 1. Payment of Principal and Interest. Borrower shall promptly pay when due the principal of and interest on the Indebtedness, any prepayment and other charges provided in the Loan Documents and all other sums secured by this Instrument.

      Section 2. Funds for Taxes, Insurance and Other Charges. Upon the occurrence of an Event of Default (hereinafter defined), and at Lender's sole option at any time thereafter, Borrower shall pay in addition to each monthly payment on the Loan Agreements, one-twelfth of the annual real estate taxes, insurance premiums, assessments, water and sewer rates, ground rents and other charges (the "Impositions") payable with respect to the Property (as estimated by Lender in its sole discretion), to be held by Lender without interest to Borrower, for the payment of such obligations.

      If the amount of such additional payments held by Lender (the "Funds") at the time of the annual accounting thereof shall exceed the amount deemed necessary by Lender to provide for the payment of Impositions as they fall due, such excess shall be at Borrower's option, either repaid to Borrower or credited to Borrower on the next monthly installment or installments of Funds due. If at any time the amount of the Funds held by Lender shall be less than the amount deemed necessary by Lender to pay Impositions as they fall due, Borrower shall pay to Lender any amount necessary to make up the deficiency within thirty (30) days after notice from Lender to Borrower requesting payment thereof.

      Upon Borrower's breach of any covenant or agreement of Borrower in this Instrument, Lender may apply, in any amount and in any order as Lender shall determine in Lender's sole discretion, any Funds held by Lender at the time of application (i) to pay Impositions which are now or will hereafter become due, or (ii) as a credit against sums secured by this Instrument. Upon payment in full of all sums secured by this Instrument, Lender shall refund to Borrower any Funds held by Lender.

      Section 3. Application of Payments. Unless applicable law provides otherwise, each complete installment payment received by Lender from Borrower under the Loan Agreements or this Instrument shall be applied by Lender first in payment of amounts payable to Lender by Borrower under
Section 2 hereof, then to interest payable on the Loan Agreements, then to principal of the Loan Agreements, and then to interest and principal on any Future Advances in such order as Lender, at Lender's sole discretion, shall determine. Upon Borrower's breach of any covenant or agreement of Borrower in this Instrument, Lender may apply, in any amount and in any order as Lender shall determine in Lender's sole discretion, any payments received by Lender under the Loan Agreements or this Instrument. Any partial payment received by Lender shall, at Lender's option, be held in a non-interest bearing account until Lender receives funds sufficient to equal a complete installment payment.

      Section 4. Charges, Liens. Borrower shall pay all Impositions attributable to the Property in the manner provided under Section 2 hereof or, if not paid in such manner, by Borrower making payment, when due, directly to the payee thereof, or in such other manner as Lender may designate in writing. If requested by Lender, Borrower shall promptly furnish to Lender all notices of Impositions which become due, and in the event Borrower shall make payment directly, Borrower shall promptly furnish to Lender receipts evidencing such payments. Borrower shall promptly discharge any lien which has, or may have, priority over or equality with, the lien of this Instrument, and Borrower shall pay, when due, the claims of all persons supplying labor or materials to or in connection with the Property. Without Lender's prior written permission, Borrower shall not allow any lien inferior to this Instrument to be perfected against the Property. If any lien inferior to this Instrument is filed against the Property without Lender's prior written permission and without the consent of Borrower, Borrower shall, within thirty (30) days after receiving notice of the filing of such lien, cause such lien to be released of record and to deliver evidence of such release to Lender.

      Section 5. Insurance. Borrower shall obtain and maintain the types of insurance required by the Loan Agreements, and upon any loss, theft, damage or destruction of the Property, the proceeds of such insurance shall be disbursed as provided by Section 9.01 of the Loan Agreements.

      Section 6. Preservation and Maintenance of Property; Leaseholds. Borrower (a) shall not commit waste or permit impairment or deterioration of the Property, (b) shall not abandon the Property, (c) shall restore or repair promptly and in a good and workmanlike manner all or any part of the Property to the equivalent of its original condition, or such other condition as Lender may approve in writing, in the event of any damage, injury or loss thereto, whether or not insurance proceeds are available to cover in whole or in part the costs of such restoration or repair unless Borrower elects to prepay the Loan and Bond (as both terms are defined by the Real Estate Loan Agreement) pursuant to the terms of Section 2.08(b) and Section 9.01 of the Real Estate Loan Agreement, (d) shall keep the Property, including all improvements, fixtures, equipment, machinery and appliances thereon, in good repair and shall replace fixtures, equipment, machinery and appliances on the Property when necessary to keep such items in good repair, (e) shall comply with all laws, ordinances, regulations and requirements of any governmental body applicable to the Property, (f) if all or part of the Property is for rent or lease, then Lender, at its option after the occurrence of an Event of Default, may require Borrower to provide for professional management of the Property by a property manager satisfactory to Lender pursuant to a contract approved by Lender in writing, unless such requirement shall be waived by Lender in writing, (g) shall generally operate and maintain the Property in a manner to ensure fair market value rentals, and (h) shall give notice in writing to Lender of and, unless otherwise directed in writing by Lender, appear in and defend any action or proceeding purporting to affect the Property, the security of this Instrument or the rights or powers of Lender hereunder. Neither Borrower nor any tenant or other person, without the written approval of Lender, shall remove, demolish or alter any improvement now existing or hereafter erected on the Property or any fixture, equipment, machinery or appliance in or on the Property except when incident to the replacement of fixtures, equipment, machinery and appliances with items of like kind.

      Borrower represents, warrants and covenants that the Property is and shall be in compliance with the Americans with Disabilities Act of 1990 and all of the regulations promulgated thereunder, as the same may be amended from time to time.

      Section 7. Use of Property. Unless required by applicable law or unless Lender has otherwise agreed in writing, Borrower shall not allow changes in the use for which all or any part of the Property was intended at the time this Instrument was executed. Borrower shall not, without Lender's prior written consent, which consent will not be unreasonably withheld, (a) initiate or acquiesce in a change in the zoning classification (including any variance under any existing zoning ordinance applicable to the Property), (b) permit the use of the Property to become a non-conforming use under applicable zoning ordinances, (c) file any subdivision or parcel map affecting the Property, or (d) amend, modify or consent to any easement or covenants, conditions and restrictions pertaining to the Property.

      Section 8. Protection of Lender's Security. If Borrower fails to perform any of the covenants and agreements contained in this Instrument, or if any action or proceeding is commenced which affects the Property or title thereto or the interest of Lender therein, including, but not limited to, eminent domain, insolvency, code enforcement, or arrangements or proceedings involving a bankrupt or decedent, then Lender at Lender's option may make such appearances, disburse such sums and take such action as Lender deems necessary, in its sole discretion, to protect Lender's interest, including, but not limited to, (a) disbursement of attorneys' fees, (b) entry upon the Property to make repairs, (c) procurement of satisfactory insurance as provided in Section 5 hereof, and (d) if this Instrument is on a leasehold, exercise of any option to renew or extend the ground lease on behalf of Borrower and the curing of any default of Borrower in the terms and conditions of the ground lease.

      Any amounts disbursed by Lender pursuant to this Section 8, with interest thereon, shall become additional Indebtedness of Borrower secured by this Instrument. Unless Borrower and Lender agree to other terms of payment, such amounts shall be immediately due and payable and shall bear interest from the date of disbursement at the lesser of 18% or the highest rate permitted by law. Borrower hereby covenants and agrees that Lender shall be subrogated to the lien of any mortgage or other lien discharged, in whole or in part, by the Indebtedness. Nothing contained in this
Section 8 shall require Lender to incur any expense or take any action hereunder.

      Section 9. Inspection. Lender may make or cause to be made reasonable entries upon the Property to inspect the interior and exterior thereof.

      Section 10. Condemnation. If the Property, or any part thereof, shall be condemned for any reason, including without limitation fire or earthquake damage, or otherwise taken for public or quasi-public use under the power of eminent domain, or be transferred in lieu thereof, all damages or other amounts awarded for the taking of, or injury to, the Property shall be paid to Lender who shall have the right, in its sole and absolute discretion, to apply the amounts so received against (a) the costs and expenses of Lender, including reasonable attorneys' fees incurred in connection with collection of such amounts, and (b) the balance against the Indebtedness; provided, however, that if (i) no Event of Default shall have occurred and be continuing hereunder, (ii) Borrower provides evidence satisfactory to Lender of its ability to pay all amounts becoming due under the Loan Agreements during the pendency of any restoration or repairs to or replacement of the Property, (iii) Lender determines, in its reasonable discretion, that the proceeds of such award are sufficient to restore, repair, replace and rebuild the Property as nearly as possible to its value, condition and character immediately prior to such taking (or, if the proceeds of such award are insufficient for such purpose, if Borrower provides additional sums to Lender's satisfaction so that the aggregate of such sums and the proceeds of such award will be sufficient for such purpose), and (iv) Borrower provides evidence satisfactory to Lender that none of the tenants of the Property will terminate their lease agreements as a result of either the condemnation or taking or the repairs to or replacement of the Property, the proceeds of such award, together with additional sums provided by Borrower, shall be placed in a separate account for the benefit of Lender and Borrower to be used to restore, repair, replace and rebuild the Property as nearly as possible to its value, condition and character immediately prior to such taking. All work to be performed in connection therewith shall be pursuant to a written contract therefor, which contract shall be subject to the prior approval of Lender. To the extent that any funds remain after the Property has been so restored and repaired, the same shall be applied against the Indebtedness in such order as Lender may elect. To enforce its rights hereunder, Lender shall be entitled to participate in and control any condemnation proceedings and to be represented therein by counsel of its own choice, and Borrower will deliver, or cause to be delivered to Lender such instruments as may be requested by it from time to time to permit such participation. In the event Lender, as a result of any such judgment, decree or award, believes that the payment or performance of any of the Indebtedness is impaired, Lender may declare all of the Indebtedness immediately due and payable.

      Section 11. Borrower and Lien not Released. From time to time, Lender may, at Lender's option, without giving notice to or obtaining the consent of Borrower, Borrower's successors or assigns or of any junior lienholder or guarantors, without liability on Lender's part and notwithstanding Borrower's breach of any covenant or agreement of Borrower in this Instrument, extend the time for payment of the Indebtedness or any part thereof, reduce the payments thereon, release anyone liable on any of the Indebtedness, accept an extension or modification or renewal note or notes therefor, modify the terms and time of payment of the Indebtedness, release from the lien of this Instrument any part of the Property, take or release other or additional security, reconvey any part of the Property, consent to any map or plan of the Property, consent to the granting of any easement, join in any extension or subordination agreement, and agree in writing with Borrower to modify the rate of interest or period of amortization of the Loan Agreements or decrease the amount of the monthly installments payable thereunder. Any actions taken by Lender pursuant to the terms of this Section 11 shall not affect the obligation of Borrower or Borrower's successors or assigns to pay the sums secured by this Instrument and to observe the covenants of Borrower contained herein, shall not affect the guaranty of any person, corporation, partnership or other entity for payment of the Indebtedness, and shall not affect the lien or priority of the lien hereof on the Property. Borrower shall pay Lender a service charge, together with such title insurance premiums and attorneys' fees as may be incurred at Lender's option, for any such action if taken at Borrower's request.

      Section 12. Forbearance by Lender not a Waiver. Any forbearance by Lender in exercising any right or remedy hereunder, or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any other right or remedy. The acceptance by Lender of payment of any sum secured by this Instrument after the due date of such payment shall not be a waiver of Lender's right to either require prompt payment when due of all other sums so secured or to declare a default for failure to make prompt payment. The procurement of insurance or the payment of taxes or other liens or charges by Lender shall not be a waiver of Lender's right to accelerate the maturity of the Indebtedness secured by this Instrument, nor shall Lender's receipt of any awards, proceeds or damages under Sections 5 and 10 hereof operate to cure or waive Borrower's default in payment of sums secured by this Instrument.

      Section 13. Uniform Commercial Code Security Agreement. This Instrument is intended to be a security agreement pursuant to the Uniform Commercial Code for any of the items specified above as part of the Property which, under applicable law, may be subject to a security interest pursuant to the Uniform Commercial Code, and Borrower hereby grants and conveys to Lender a first and prior security interest in all of the Property that constitutes personalty, whether now owned or hereafter acquired. Borrower agrees that Lender may file this Instrument, or a reproduction thereof, in the real estate records or other appropriate index, as a financing statement for any of the items specified above as part of the Property. Any reproduction of this Instrument or of any other security agreement or financing statement shall be sufficient as a financing statement. In addition, Borrower agrees to execute and deliver to Lender, upon Lender's request, any financing statements, as well as extensions, renewals and amendments thereof, and reproductions of this Instrument in such form as Lender may require to perfect a security interest with respect to the foregoing items. Borrower shall pay all costs of filing such financing statements and any extensions, renewals, amendments and releases thereof, and shall pay all costs and expenses of any record searches for financing statements Lender may require. Without the prior written consent of Lender, Borrower shall not create or suffer to be created pursuant to the Uniform Commercial Code any other security interest in said items, including replacements and additions thereto. Upon Borrower's breach of any covenant or agreement of Borrower contained in this Instrument, including the covenants to pay when due all sums secured by this Instrument, Lender shall have the remedies of a secured party under the Uniform Commercial Code, and Lender may also invoke the remedies provided in Section 23 of this Instrument as to such items. In exercising any of said remedies Lender may proceed against the items of real property and any items of personal property specified above separately or together and in any order whatsoever, without in any way affecting the availability of Lender's remedies under the Uniform Commercial Code or of the remedies provided in Section 23 of this Instrument. Within ten (10) days following any request therefor by Lender, Borrower shall prepare and deliver to Lender a written inventory specifically listing all of the personal property covered by the security interest herein granted, which inventory shall be certified by Borrower as being true, correct, and complete.

      Section 14. Leases of the Property. As used in this Section 14, the word "Lease" shall include subleases if this Instrument is on a leasehold. Borrower shall comply with and observe Borrower's obligations as landlord under all Leases of the Property or any part thereof. All Leases now or hereafter entered into will be in form and substance subject to the approval of Lender. All Leases of the Property shall specifically provide that such Leases are subordinate to this Instrument; that the tenant attorns to Lender, such attornment to be effective upon Lender's acquisition of title to the Property; that the tenant agrees to execute such further evidences of attornment as Lender may from time to time request; that the attornment of the tenant shall not be terminated by foreclosure; and that Lender may, at Lender's option, accept or reject such attornments. For any Lease approved by Lender (other than a lease between Borrower and Hancock), Lender will agree to not disturb the tenant upon an Event of Default hereunder if the tenant is meeting its obligations under such Lease. Borrower shall not, without Lender's written consent, request or consent to the subordination of any Lease of all or any part of the Property to any lien subordinate to this Instrument. If Borrower becomes aware that any tenant proposes to do, or is doing, any act or thing which may give rise to any right of set-off against rent, Borrower shall (i) take such steps as shall be reasonably calculated to prevent the accrual of any right to a set-off against rent, (ii) immediately notify Lender thereof in writing and of the amount of said set-offs, and (iii) within ten (10) days after such accrual, reimburse the tenant who shall have acquired such right to set-off or take such other steps as shall effectively discharge such setoff and as shall assure that rents thereafter due shall continue to be payable without set-off or deduction. Upon Lender's receipt of notice of the occurrence of any default or violation by Borrower of any of its obligations under the Leases, Lender shall have the immediate right, but not the duty or obligation, without prior written notice to Borrower or to any third party, to enter upon the Property and to take such actions as Lender may deem necessary to cure the default or violation by Borrower under the Leases. The costs incurred by Lender in taking any such actions pursuant to this paragraph shall become part of the Indebtedness, shall bear interest at the rate provided in the Loan Agreements, and shall be payable by Borrower to Lender on demand. Lender shall have no liability to Borrower or to any third party for any actions taken by Lender or not taken pursuant to this paragraph.

      Section 15. Remedies Cumulative. Each remedy provided in this Instrument is distinct and cumulative to all other rights or remedies under this Instrument or afforded by law or equity, and may be exercised concurrently, independently, or successively, in any order whatsoever.

      Section 16. Transfers of the Property. Lender may, at its option, declare all sums secured by this Instrument to be immediately due and payable, and Lender may invoke any remedies permitted by Section 23 of this Instrument, if title to the Property is changed. Notwithstanding the foregoing, Borrower may transfer title to the Property to Hancock if Borrower provides to Lender the following documents in form and substance reasonably acceptable to Lender: (a) a mortgage, security agreement, assignment of leases and rents and fixture filing executed by Hancock (in substantially the same form as this Instrument) or an amendment to this Instrument executed by Borrower and Hancock and consented to by Lender; (b) a datedown endorsement issued by the title insurance company; (c) a lease between Borrower and Hancock; (d) a subordination, attornment and lessee-lessor estoppel agreement; and (e) any other document or item reasonably required by Lender. Any transfer of any interest in the Property or in the income therefrom, by sale, lease (except for leases to tenants in the ordinary course of managing income property which are approved by Lender pursuant to Section 14 of this Instrument), contract, mortgage, deed of trust, further encumbrance or otherwise (including any such transfers as security for additional financing of the Property) shall be considered a change of title.

      Section 17. Notice. Except for any notice required under applicable law to be given in another manner, any and all notices, elections, demands, or requests permitted or required to be made under this Instrument or under the Loan Agreements shall be in writing, signed by the party giving such notice, election, demand or request, and shall be delivered personally, by telegram, or sent by registered, certified, or Express United States mail, postage prepaid, or by Federal Express or similar service requiring a receipt, to the other party at the address stated above, or to such other party and at such other address within the United States of America as any party may designate in writing as provided herein. The date of receipt of such notice, election, demand or request shall be the earliest of (i) the date of actual receipt, (ii) three (3) days after the date of mailing by registered or certified mail, (iii) one (1) day after the date of mailing by Express Mail or the delivery (for redelivery) to Federal Express or another similar service requiring a receipt, or (iv) the date of personal delivery (or refusal upon presentation for delivery).

      Section 18. Successors and Assigns Bound; Joint and Several Liability; Agents; Captions. The covenants and agreements herein contained shall bind, and the rights hereunder shall inure to, the respective heirs, successors and assigns of Lender and Borrower, subject to the provisions of
Section 16 hereof. In exercising any rights hereunder or taking any actions provided for herein, Lender may act through its employees, agents or independent contractors as authorized by Lender. The captions and headings of the sections of this Instrument are for convenience only and are not to be used to interpret or define the provisions hereof.

      Section 19. Waiver of Marshalling. Notwithstanding the existence of any other security interests in the Property held by Lender or by any other party, Lender shall have the right to determine the order in which any or all of the Property shall be subjected to the remedies provided herein. Lender shall have the right to determine the order in which any or all portions of the Indebtedness secured hereby are satisfied from the proceeds realized upon the exercise of the remedies provided herein. Borrower, any party who consents to this Instrument and any party who now or hereafter acquires a security interest in the Property and who has actual or constructive notice hereof hereby waives any and all right to require the marshalling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein.

      Section 20. Advances, Costs and Expenses. Borrower shall pay within ten (10) days after written demand from Lender all sums advanced by Lender and all costs and expenses incurred by Lender in taking any actions pursuant to the Loan Documents including attorneys' fees and disbursements, accountants' fees, appraisal and inspection fees and the costs for title reports and guaranties, together with interest thereon at the rate applicable under the Loan Agreements after an Event of Default from the date such costs were advanced or incurred. All such costs and expenses incurred by Lender, and advances made, shall constitute advances under this Instrument to protect the Property and shall be secured by and have the same priority as the lien of this Instrument. If Borrower fails to pay any such advances, costs and expenses and interest thereon, Lender may apply any undisbursed loan proceeds to pay the same, and, without foreclosing the lien of this Instrument, may at its option commence an independent action against Borrower for the recovery of the costs, expenses and/or advances, with interest, together with costs of suit, costs of title reports and guaranty of title, disbursements of counsel and reasonable attorneys' fees incurred therein or in any appeal therefrom.

      Section 21. Assignment of Leases and Rents. Borrower, for good and valuable consideration, the receipt of which is hereby acknowledged, to secure the Indebtedness, does hereby absolutely and unconditionally grant, bargain, sell, transfer, assign, convey, set over and deliver unto Lender all right, title and interest of Borrower in, to and under the Leases of the Property, whether now in existence or hereafter entered into, and all guaranties, amendments, extensions and renewals of said Leases and any of them, and all rents, income and profits which may now or hereafter be or become due or owing under the Leases, and any of them, or on account of the use of the Property.

      Borrower represents, warrants, covenants and agrees with Lender as follows:

            (a) The sole ownership of the entire lessor's interest in the Leases is vested in Borrower, and Borrower has not, and shall not, perform any acts or execute any other instruments which might prevent Lender from fully exercising its rights with respect to the Leases under any of the terms, covenants and conditions of this Instrument.

            (b) The Leases are and shall be valid and enforceable in accordance with their terms and have not been and shall not be altered, modified, amended, terminated, canceled, renewed or surrendered except as approved in writing by Lender. The terms and conditions of the Leases have not been and shall not be waived in any manner whatsoever except as approved in writing by Lender.

            (c) Borrower shall not materially alter the term or the amount of rent payable under any Lease without prior written notice to Lender and Lender's consent, which shall not be unreasonably withheld.

            (d) To the best of Borrower's knowledge, there are no defaults now existing under any of the Leases and there exists no state of facts which, with the giving of notice or lapse of time or both, would constitute a default under any of the Leases.

            (e) Borrower shall give prompt written notice to Lender of any notice received by Borrower claiming that a default has occurred under any of the Leases on the part of Borrower, together with a complete copy of any such notice.

            (f) Each of the Leases shall remain in full force and effect irrespective of any merger of the interest of lessor and any lessee under any of the leases.

            (g) Borrower will not permit any Lease to become subordinate to any lien other than the lien of this Instrument.

            (h) Borrower shall not permit or consent to the assignment by any tenant of its rights under the Lease. Without limitation of the foregoing, Borrower shall not permit or consent to the filing of any encumbrance against the tenant's interest under any Lease including, without limitation, any leasehold mortgage

      This assignment is absolute, is effective immediately, and is irrevocable by Borrower so long as the Indebtedness remains outstanding. Notwithstanding the foregoing, until a Notice is sent to Borrower in writing that an Event of Default has occurred (a "Notice"), Borrower may receive, collect and enjoy the rents, income and profits accruing from the Property.

      Upon the occurrence of an Event of Default hereunder, Lender may, at its option, after service of a Notice, receive and collect all such rents, income and profits from the Property as they become due. Lender shall thereafter continue to receive and collect all such rents, income and profits, as long as such default or defaults shall exist, and during the pendency of any foreclosure proceedings.

      Borrower hereby irrevocably appoints Lender its true and lawful attorney with power of substitution and with full power for Lender in its own name and capacity or in the name and capacity of Borrower, from and after service of a Notice, to demand, collect, receive and give complete acquittances for any and all rents, income and profits accruing from the Property, either in its own name or in the name of Borrower or otherwise, which Lender may deem necessary or desirable in order to collect and enforce the payment of the rents, income and profits of and from the Property. Lessees of the Property are hereby expressly authorized and directed, following receipt of a Notice from Lender, to pay any and all amounts due Borrower pursuant to the Leases to Lender or such nominee as Lender may designate in a writing delivered to and received by such lessees, and the lessees of the Property are expressly relieved of any and all duty, liability or obligation to Borrower in respect of all payments so made.

      Upon the occurrence of any Event of Default, from and after service of a Notice, Lender is hereby vested with full power to use all measures, legal and equitable, deemed by it to be necessary or proper to enforce this
Section 21 and to collect the rents, income and profits assigned hereunder, including the right of Lender or its designee, to enter upon the Property, or any part thereof, and take possession of all or any part of the Property together with all personal property, fixtures, documents, books, records, papers and accounts of Borrower relating thereto, and Lender may exclude Borrower, its agents and servants, wholly therefrom. Borrower hereby grants full power and authority to Lender to exercise all rights, privileges and powers herein granted at any and all times after service of a Notice, and whether before or after the institution of legal proceedings to foreclose the lien hereof or before or after sale of the Property or during any period of redemption Lender, without regard to waste, adequacy of the security or solvency of Borrower, may revoke the privilege granted Borrower hereunder to collect the rents, income and profits of the Property.

      The entering upon and taking possession of the Property, the collection of such rents and profits and the application thereof as aforesaid shall not cure or waive any defaults under this Instrument nor in any way operate to prevent Lender from pursuing any other remedy which it may now or hereafter have under the terms of this Instrument nor shall it in any way be deemed to constitute Lender a mortgagee-in-possession. The rights and powers of Lender hereunder shall remain in full force and effect both prior to and after any foreclosure of this Instrument and any sale pursuant hereto and until expiration of the period of redemption from said sale, regardless of whether a deficiency remains from said sale.

      Lender shall be under no obligation to exercise or prosecute any of the rights or claims assigned to it hereunder or to perform or carry out any of the obligations of the lessor under any of the Leases and does not assume any of the liabilities in connection with or arising or growing out of the covenants and agreements of Borrower in the Leases. It is further understood that the assignment set forth in this Section 21 shall not operate to place responsibility for the control, care, management or repair of the Property, or parts thereof, upon Lender, nor shall it operate to make Lender liable for the performance of any of the terms and conditions of any of the Leases, or for any waste of the Property by any lessee under any of the Leases, or any other person, or for any dangerous or defective condition of the Property or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any lessee, licensee, employee or stranger.

      Section 22. Default. The following shall each constitute an event of default ("Event of Default"):

            (a) Failure of or refusal by Borrower to pay (i) any portion of the Loan Payments and the continuation of such failure for a period of ten (10) days or (ii) any other sums secured by this Instrument for a period of ten (10) days after demand by Lender; or

            (b) Failure of Borrower within the time required by this Instrument to make any payment for taxes or for reserves for such payments, or any other payment necessary to prevent filing of or discharge of any lien, the amounts of which are due and payable under applicable law, and such failure shall continue for a period of ten
      (10) days; or

            (c) Failure by Borrower to observe or perform any of its obligations under any of the Leases and such failure shall continue for thirty (30) days after receipt of notice thereof by Lender or any tenant thereof; provided, however, that, if the failure stated in such notice cannot be cured within such 30 day period, Lender will not unreasonably withhold its consent to an extension of such time if curative action is instituted by Borrower within the applicable period and diligently pursued until the default is cured; or

            (d) Except in compliance with Section 16 hereof, the Property is transferred or any agreement to transfer any part or interest in the Property in any manner whatsoever is made or entered into; or

            (e) If any lien or encumbrance is filed against the Property and Borrower has knowledge of such lien or encumbrance at the time of filing; or

            (f) The failure of Borrower to have any other lien or encumbrance filed against the Property removed within 30 days after receipt of notice thereof;

            (g) If any lease agreement covering any portion of the Property is executed by Borrower without Lender's prior written consent; or

            (h) Any warranty, representation or statement furnished to Lender by or on behalf of Borrower or Hancock under the Loan Agreements, this Instrument, any of the other Loan Documents or the Certificate and Indemnity Agreement Regarding Hazardous Substances, shall prove to have been false or misleading in any material respect; or

            (i) Failure of Borrower or Hancock to observe or perform any other covenant or condition contained in the Loan Agreements and such default shall continue for thirty (30) days after notice is given to Borrower specifying the nature of the failure and requesting that it be remedied; provided, however, that, if the failure stated in such notice cannot be cured within such 30 day period, Lender will not unreasonably withhold its consent to an extension of such time if curative action is instituted by Borrower within the applicable period and diligently pursued until the default is cured; or

            (j) Failure of Borrower or Hancock to observe or perform any other obligation under this Instrument, any other Loan Document or the Certificate and Indemnity Agreement Regarding Hazardous Substances when such observance or performance is due, and such failure shall continue beyond the applicable cure period set forth in such Loan Document, or if the default cannot be cured within such applicable cure period, Borrower fails within such time to commence and pursue curative action with reasonable diligence or fails at any time after expiration of such applicable cure period to continue with reasonable diligence all necessary curative actions; or

            (k) The occurrence of a default or event of default under the Loan Agreements; or

            (l) The occurrence of any default under any of the documents evidencing or securing any other indebtedness of Borrower, Hancock or any of the guarantors of the Indebtedness which is now or hereafter owed to Lender.

      Section 23.  Rights and Remedies on Default.

      Upon the occurrence of any Event of Default and at any time thereafter, Lender may exercise any one or more of the following rights and remedies:

            (a) Lender may declare the entire Indebtedness, including the then unpaid principal balance on the Loan Agreements, the accrued but unpaid interest thereon, court costs and attorney's fees hereunder immediately due and payable, without notice, presentment, protest, demand or action of any nature whatsoever (each of which hereby is expressly waived by Borrower), whereupon the same shall become immediately due and payable. Additionally, Lender shall not be required to make any further advances on the Loan Agreements or other Loan Documents upon the occurrence of an Event of Default or an event which, with the giving of notice or passing of time, would constitute an Event of Default.

            (b) Lender may enter upon the Property and take exclusive possession thereof in accordance with applicable law and of all books, records and accounts relating thereto without notice and without being guilty of trespass, and hold, lease, manage, operate or otherwise use or permit the use of the Property, either itself or by other persons, firms or entities, in such manner, for such time and upon such other terms as Lender may deem to be prudent and reasonable under the circumstances (making such repairs, alterations, additions and improvements thereto and taking any and all other action with reference thereto, from time to time, as Lender shall deem necessary or desirable), and apply all rents and other amounts collected by Lender in connection therewith in accordance with the provisions of subsection (i) of this Section 23. Borrower hereby irrevocably appoints Lender as the agent and attorney-in-fact of Borrower, with full power of substitution, and in the name of Borrower, if Lender elects to do so, to (i) endorse the name of Borrower on any checks or drafts representing proceeds of the insurance policies, or other checks or instruments payable to Borrower with respect to the Property, (ii) prosecute or defend any action or proceeding incident to the Property, and (iii) take any action with respect to the Property that Lender may at any time and from time to time deem necessary or appropriate. Lender shall have no obligation to undertake any of the foregoing actions, and if Lender should do so, it shall have no liability to Borrower for the sufficiency or adequacy of any such actions taken by Lender.

            (c) Institute proceedings for the complete foreclosure of this Instrument in accordance with applicable law, in which case the Property may be sold for cash or credit in one or more parcels. With respect to any notices required or permitted under the Uniform Commercial Code, Borrower agrees that five (5) days' prior written notice shall be deemed commercially reasonable. At any such sale by virtue of any judicial proceedings or any other legal right, remedy or recourse, the title to and right of possession of any such property shall pass to the purchaser thereof, and to the fullest extent permitted by law, Borrower shall be completely and irrevocably divested of all of its right, title, interest, claim and demand whatsoever, either at law or in equity, in and to the property sold and such sale shall be a perpetual bar both at law and in equity against Borrower, and against all other persons claiming or to claim the property sold or any part thereof, by, through or under Borrower.

            (d) After sale of the Property, or any portion thereof, Borrower will be divested of any and all interest and claim thereto, including any interest or claim to all insurance policies, bonds, loan commitments and other intangible property covered hereby. Additionally, Borrower will be considered a tenant at sufferance of the purchaser of the Property, and said purchaser shall be entitled to immediate possession thereof, and if Borrower shall fail to vacate the Property immediately, the purchaser may and shall have the right, without further notice to Borrower, to go into any justice court in any precinct or county in which the Property is located and file an action in forcible entry and detainer, which action shall lie against Borrower or its assigns or legal representatives, as a tenant at sufferance. This remedy is cumulative of any and all remedies the purchaser may have hereunder or otherwise.

            (e) Lender shall have the right to have a receiver appointed, without regard to the solvency or insolvency of Borrower or waste or adequacy of security of the Property, the receiver shall have all of the rights and powers provided by statute, to take possession of any or all of the Property, to operate the Property preceding foreclosure or sale, to collect all the rents and revenues from the Property and apply the proceeds, over and above cost of the receivership including reasonable attorneys' fees, against the sums due under this Instrument, and to exercise all of the rights with respect to the Property described in Section 21 above. The receiver may serve without bond if permitted by law. Lender's right to the appointment of a receiver shall exist whether or not apparent value of the Property exceeds the sums due under this Instrument by a substantial amount. Employment by Lender shall not disqualify a person from serving as a receiver.

            (f) Lender may exercise any and all other rights, remedies and recourses granted under the Loan Documents or now or hereafter existing in equity, at law, by virtue of statute or otherwise.

            (g) Lender shall have all rights, remedies and recourses granted in the Loan Documents and available at law or equity (including specifically those granted by the Uniform Commercial Code in effect and applicable to the Property or any portion thereof) and the same (i) shall be cumulative and concurrent; (ii) may be pursued separately, successively or concurrently against Borrower, any guarantor of the Indebtedness or others obligated under the Loan Agreements, or against the Property, or against any one or more of them at the sole discretion of Lender; (iii) may be exercised as often as occasion therefor shall arise, it being agreed by Borrower that the exercise or failure to exercise any of the same shall in no event be construed as a waiver or release thereof or of any other right, remedy or recourse; and (iv) are intended to be, and shall be, nonexclusive.

            (h) To the fullest extent permitted by law, Borrower hereby irrevocably and unconditionally waives and releases (i) all benefits that might accrue to Borrower by any present or future laws exempting the Property from attachment, levy or sale on execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption or extension of time for payment; (ii) all notices of any Event of Default (except as may be specifically provided for under the terms hereof), presentment, demand, notice of intent to accelerate, notice of acceleration and any other notice of Lender's election to exercise or the actual exercise of any right, remedy or recourse provided for under the Loan Documents; (iii) any right to appraisal or marshalling of assets or a sale in inverse order of alienation; (iv) the exemption of homestead; and (v) the administration of estates of decedents, or other matter to defeat, reduce or affect the right of Lender under the terms of this Instrument to sell the Property for the collection of the Indebtedness secured hereby (without any prior or different resort for collection) or the right of Lender, under the terms of this Instrument, to receive the payment of the Indebtedness out of the proceeds of sale of the Property in preference to every other person and claimant whatever (only reasonable expenses of such sale being first deducted).

            (i) The proceeds of any sale of, and the rents, profits and other income generated by the holding, leasing, operating or other use of the Property, shall be applied by Lender (or the receiver, if one is appointed) to the extent that funds are so available therefrom in the following orders of priority: (i) first, to the payment of the costs and expenses of taking possession of the Property and of holding, using, leasing, maintaining, repairing, improving and selling the same, including, without limitation, (A) receiver's fees;
      (B) costs of advertisement; (C) attorneys' and accountants' fees; and
      (D) court costs; if any; (ii) second, to the payment of all amounts, other than the principal amount and accrued but unpaid interest on the Loan Agreements which may be due to Lender under the Loan Documents, including all Indebtedness, together with interest thereon as provided therein, in such order and manner as Lender may determine; (iii) third, to the payment of the principal amount outstanding on the Loan Agreements in such order and manner as Lender may determine and all other Indebtedness; (iv) fourth, to the payment of all accrued but unpaid interest due on the Loan Agreements in such order and manner as Lender may determine; and (v) fifth, to Borrower. Borrower, any guarantor of the Indebtedness and any other party liable on the Indebtedness shall be liable for any deficiency remaining in the Indebtedness subsequent to any sale referenced in this subsection (i).

            (j) Lender shall have the right to become the purchaser at any sale of the Property hereunder and shall have the right to be credited on the amount of its bid therefor all of the Indebtedness due and owing as of the date of such sale.

            (k) If Lender shall accelerate the Indebtedness following the occurrence of an Event of Default, any payments received by Lender following such acceleration, whether as the result of voluntary payments made by Borrower or as a result of the sale of the Property, shall be deemed voluntary prepayments of the Loan Agreements and accordingly, the prepayment fee required under the Loan Agreements shall also be payable, subject to the terms of the Loan Agreements.

            (l) The purchaser at any foreclosure sale hereunder may disaffirm any subordinate easement granted, or rental, lease or other contract made in violation of any provisions of this Instrument and may take immediate possession of the Property free from, and despite the terms of, any such grant of easement, rental, lease or other contract.

      Section 24. Notice of Sale. Borrower shall be entitled to any period of notice of any hearing on the right to exercise the power of sale contained in this Instrument as may be required by any statute then applicable to such sale. Borrower shall not be entitled to, and hereby waives, any notice or hearing not so required by then-applicable statute, and acknowledges and agrees that if any Event of Default shall have occurred and be continuing, the Property may be sold by Lender in any then-lawful manner, but expressly reserves the right to contest such right and exercise except on the grounds waived herein by filing a complaint in the circuit court of the county in which the Property is located or any other court of competent jurisdiction.

      Section 25. Reconveyance. Upon payment of all sums secured by this Instrument, Lender shall surrender this Instrument and all notes evidencing Indebtedness secured by this Instrument and give appropriate recordable discharges of the same. Lender shall reconvey the Property without warranty to the person or persons legally entitled thereto. Such person or persons shall pay Lender's costs incurred in so reconveying the Property.

      Section 26. Use of Property. The Property is not currently used for agricultural, farming, timber or grazing purposes. Borrower warrants that this Instrument is and will at all times constitute a commercial mortgage, as defined under appropriate state law.

      Section 27. Future Advances. Upon request of Borrower, Lender, at Lender's option so long as this Instrument secures Indebtedness held by Lender, may make Future Advances to Borrower. Such Future Advances, with interest thereon, shall be secured by this Instrument when evidenced by promissory notes stating that said notes are secured hereby.
Section 28.  Imposition of Tax by State.

            (a)   The following constitute state taxes to which this
      Section 28 applies:

                  (i) A specific tax upon mortgages or upon all or any part of the indebtedness secured by a mortgage.

                  (ii) A specific tax on a grantor which the taxpayer is authorized or required to deduct from payments on the indebtedness secured by a mortgage.

                  (iii) A tax on a mortgage deed chargeable against the
            beneficiary or the holder of the note secured.

                  (iv) A specific tax on all or any portion of the indebtedness or on payments of principal and interest made by a grantor.

            (b) If any state tax to which this Section 28 applies is enacted subsequent to the date of this Instrument, this shall have the same effect as an Event of Default, and Lender may exercise any or all of the remedies available to it unless the following conditions are met:

                 (i) Borrower may lawfully pay the tax or charge imposed by state tax, and

                 (ii) Borrower pays the tax or charge within thirty (30) days after notice from Lender that the tax law has been enacted.

      Section 29. Attorneys' Fees. In the event suit or action is instituted to enforce or interpret any of the terms of this Instrument (including without limitation efforts to modify or vacate any automatic stay or injunction), the prevailing party shall be entitled to recover all expenses reasonably incurred at, before and after trial and on appeal whether or not taxable as costs, or in any bankruptcy proceeding including, without limitation, attorneys' fees, witness fees (expert and otherwise), deposition costs, copying charges and other expenses. Whether or not any court action is involved, all reasonable expenses, including but not limited to the costs of searching records, obtaining title reports, surveyor reports, title insurance, trustee fees, and other attorney fees, incurred by Lender that are necessary at any time in Lender's opinion for the protection of its interest or enforcement of its rights shall become a part of the Indebtedness payable on demand and shall bear interest from the date of expenditure until repaid at the interest rate as provided in the Loan Agreements. The term "attorneys' fees" as used in the Loan Documents shall be deemed to mean such fees as are reasonable and are actually incurred.

      Section 30. Governing Law; Severability. This Instrument shall be governed by the law of The Commonwealth of Massachusetts applicable to contracts made and to be performed therein (excluding choice-of-law principles). In the event that any provision or clause of this Instrument or the Loan Agreements conflicts with applicable law, such conflict shall not affect other provisions of this Instrument or the Loan Agreements which can be given effect without the conflicting provision, and to this end the provisions of this Instrument and the Loan Agreements are declared to be severable.

      Section 31. Time of Essence. Time is of the essence of this Instrument.

      Section 32. Changes in Writing. This Instrument and any of its terms may only be changed, waived, discharged or terminated by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any agreement subsequently made by Borrower or Lender relating to this Instrument shall be superior to the rights of the holder of any intervening lien or encumbrance.

      Section 33. No Offset. Borrower's obligation to make payments and perform all obligations, covenants and warranties under this Instrument and under the Loan Agreements shall be absolute and unconditional and shall not be affected by any circumstance, including without limitation any setoff, counterclaim, abatement, suspension, recoupment, deduction, defense or other right that Borrower or any guarantor may have or claim against Lender or any entity participating in making the loan secured hereby. The foregoing provisions of this section, however, do not constitute a waiver of any claim or demand which Borrower or any guarantor may have in damages or otherwise against Lender or any other person, or preclude Borrower from maintaining a separate action thereon; provided, however, that Borrower waives any right it may have at law or in equity to consolidate such separate action with any action or proceeding brought by Lender.

      Section 34. Authorization to Insert. Borrower authorizes Lender or its agent to insert in the spaces provided herein the mortgagee's loan policy number, the title company issuing such policy and the last payment due dates, if any of the foregoing information is not typed in on this document.

      Section 35. Statutory Power of Sale. This Instrument is upon the statutory condition for breach of which Lender shall have the statutory power of sale.

                   [REMAINDER OF PAGE INTENTIONALLY BLANK;
                           EXECUTION PAGE FOLLOWS]

      IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS INSTRUMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS INSTRUMENT ONLY BY ANOTHER WRITTEN INSTRUMENT.

      IN WITNESS WHEREOF, Borrower has executed this Instrument or has caused the same to be executed by its representatives thereunto duly authorized.

                                  BORROWER:

                                  WESTERBEKE CORPORATION,
                                  a Delaware corporation

                                  By: /s/ Gregory Heidemenos
                                      ----------------------------------
                                      Gregory Heidemenos
                                      Assistant Secretary


COMMONWEALTH OF MASSACHUSETTS      )
                                   ) SS
COUNTY OF BRISTOL                  )

      The foregoing instrument was acknowledged before me a notary public on the 24 day of April 2000, by Gregory Heidemenos, the Assistant Secretary of Westerbeke Corporation, a Delaware corporation, on behalf of said corporation as the free act and deed of said corporation.


                                  By: /s/ Carol Gilcrest
                                      ----------------------------------
                                      Carol Gilcrest
                                      Notary Public

       [EXECUTION PAGE OF MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF
                    LEASES AND RENTS, AND FIXTURE FILING]


                                  EXHIBIT A

                           DESCRIPTION OF PROPERTY


                              [To be provided]